                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          VAN KAMPEN SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          VAN KAMPEN ASIAN EQUITY FUND
                         VAN KAMPEN LATIN AMERICAN FUND

September 30, 2003

Dear Shareholder:

     We are writing to notify you again of a joint special meeting (the "Joint Special Meeting") of the shareholders of the Van Kampen Latin American Fund (the "Latin American Fund") and shareholders of the Van Kampen Asian Equity Fund (the "Asian Equity Fund") which has been adjourned to a new date of October 30, 2003. The Joint Special Meeting will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 at 3:30 p.m. Central Time. The purpose of the Joint Special Meeting is:

          1. a. With respect to the Latin American Fund, to approve an Agreement and Plan of Reorganization pursuant to which the Latin American Fund would
     (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C Shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.

            b. With respect to the Asian Equity Fund, to approve an Agreement and Plan of Reorganization pursuant to which the Asian Equity Fund would
     (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C Shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.

          2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment thereof.

     To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Boards of Directors of the Latin American Fund and the Asian Equity Fund have established a new record date of September 22, 2003 for the adjourned Joint Special Meeting. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Joint Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Joint Special Meeting of Shareholders, the Joint Prospectus/Proxy Statement and any other information about the Joint Special Meeting previously delivered to you.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Boards of Directors of the Latin American Fund and the Asian Equity Fund recommend a vote "FOR" the reorganization and subsequent liquidation of the respective fund, for the reasons discussed in the Joint Prospectus/Proxy Statement. If you have any questions, please contact the Van Kampen Client Relations Department at 1-800-231-2808.

            PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

     The expenses in connection with preparing and mailing this letter have been paid by the investment adviser of the Latin American Fund and the Asian Equity Fund.

     At the close of business on September 22, 2003, the Latin American Fund had outstanding 988,869 Class A Shares, 747,245 Class B Shares and 372,848 Class C Shares. As of such date, the directors and officers of the Latin American Fund as a group owned less than 1% of the shares of the Latin American Fund. As of such date, no person was known by the Latin American Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Latin American Fund except as follows:

SHAREHOLDER AND ADDRESS                                CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                                ---------------   --------------------
Charles Schwab & Co. Inc. ...........................         A                  9.79%
Onesource Omnibus
Exclusive Benefit of its Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Citigroup Global Markets Inc. .......................         B                  8.13%
00109801250                                                   C                 10.07%
Attn: Cindy Tempesta 7th Floor
333 W 34th Street
New York, NY 10001-2402
Dean Witter Reynolds.................................         A                  5.77%
5 World Trade Center Floor 6                                  B                 24.82%
New York, NY 10048-0205                                       C                  6.83%
MLPF&S For the Sole Benefit of its Customers.........         A                  7.62%
Attn: Fund Administration 97N89
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484
UBS Financial Services Inc. .........................         B                  5.34%
FBO Irwin B Nathanson and
Sally Nathanson JT TEN
72 Taylor Lane
Harrison, NY 10528-1410

     At the close of business on September 22, 2003, the Asian Equity Fund had outstanding 3,344,332 Class A Shares, 1,470,425 Class B Shares and 1,484,761 Class C Shares. As of such date, the directors and officers of the Asian Equity Fund as a group owned less than 1% of the shares of the Asian Equity Fund. As of such date, no person was known by the Asian Equity Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Asian Equity Fund except as follows:

SHAREHOLDER AND ADDRESS                                CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                                ---------------   --------------------
Citigroup Global Markets Inc. .......................         A                 11.50%
00109801250                                                   B                  7.25%
Attn: Cindy Tempesta 7th Floor                                C                  9.86%
333 W 34th Street
New York, NY 10001-2402
Dean Witter Reynolds.................................         B                 19.98%
5 World Trade Center Floor 6                                  C                  5.13%
New York, NY 10048-0205
PFPC Brokerage Services..............................         B                  6.33%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212

     At the close of business on September 22, 2003, the Van Kampen Emerging Markets Fund ("Emerging Markets Fund") had outstanding 6,117,516 Class A Shares, 3,400,100 Class B Shares and 1,850,863 Class C Shares. As of such date, the directors and officers of the Emerging Markets Fund as a group owned less than 1% of the shares of the Emerging Markets Fund. As of such date, no person was known by the Emerging

Markets Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Emerging Markets Fund except as follows:

SHAREHOLDER AND ADDRESS                                CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                                ---------------   --------------------
Charles Schwab & Co. Inc. ...........................         A                  8.18%
Onesource Omnibus
Exclusive Benefit of its Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Citigroup Global Markets Inc. .......................         B                  5.04%
00109801250                                                   C                 10.69%
Attn: Cindy Tempesta 7th Floor
333 W 34th Street
New York, NY 10001-2402
Dean Witter Reynolds.................................         A                  5.61%
5 World Trade Center Floor 6                                  B                 26.13%
New York, NY 10048-0205                                       C                  8.65%
MLPF&S For the Sole Benefit of its Customers.........         A                 26.55%
Attn: Fund Administration                                     C                 19.88%
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484
PFPC Brokerage Services..............................         B                  5.60%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212

     To the extent the information in the Notice and Joint Prospectus/Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Joint Special Meeting of Shareholders. If you would like another copy of the Joint Prospectus/Proxy Statement, please contact us at 1-800-231-2808.

     We appreciate your careful and prompt consideration of this matter.

                                          Sincerely,

                                          Van Kampen Asian Equity Fund
                                          Van Kampen Latin American Fund

PROXY                         VAN KAMPEN ASIAN EQUITY FUND                 PROXY
    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 2003

The undersigned hereby revokes all previous proxies for his/her Shares and appoints A. Thomas Smith III, John L. Sullivan, Sheldon Winicour and Elizabeth Nelson and each of them, proxies of the undersigned with full power of substitution to vote all Shares of Van Kampen Asian Equity Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 13 at 10:30 a.m., including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                            -------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            -------------------------------------------

                            Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If Shares are held jointly, each holder should sign.

                            --------------------------------------------------
                            Signature


                            --------------------------------------------------
                            Signature (if held jointly)

                                                                         ,2003
                            --------------------------------------------------
                            Dated                                   VKL_13304B



                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN

THE BOARD OF DIRECTORS OF VAN KAMPEN ASIAN EQUITY FUND RECOMMENDS THAT YOU CAST YOUR VOTE: FOR THE REORGANIZATION AS DESCRIBED IN THE JOINT PROSPECTUS/ PROXY STATEMENT.

PROPOSALS

                                                              FOR      AGAINST    ABSTAIN
                                                              [ ]        [ ]        [ ]

   1b. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen Asian Equity Fund would (i) transfer all of its assets and liabilities to Van Kampen Emerging Markets Fund in exchange for Class A, B and C Shares of Van Kampen
         Emerging Markets Fund, (ii) distribute such Class
         A, B and C Shares to its shareholders and (iii) be dissolved.

   2. To transact such other business as may properly be presented at the meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN

PROXY                       VAN KAMPEN LATIN AMERICAN FUND                 PROXY
     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 2003

The undersigned hereby revokes all previous proxies for his/her Shares and appoints A. Thomas Smith III, John L. Sullivan, Sheldon Winicour and Elizabeth Nelson and each of them, proxies of the undersigned with full power of substitution to vote all Shares of Van Kampen Latin American Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 13 at 10:30 a.m., including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                            -------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            -------------------------------------------

                            Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If Shares are held jointly, each holder should sign.


                            --------------------------------------------------
                            Signature


                            --------------------------------------------------
                            Signature (if held jointly)

                                                                         ,2003
                            --------------------------------------------------
                            Dated                                   VKL_13304A

                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN

THE BOARD OF DIRECTORS OF VAN KAMPEN LATIN AMERICAN FUND RECOMMENDS THAT YOU CAST YOUR VOTE: FOR THE REORGANIZATION AS DESCRIBED IN THE JOINT PROSPECTUS/ PROXY STATEMENT.

PROPOSALS

                                                              FOR      AGAINST    ABSTAIN
                                                              [ ]        [ ]        [ ]

   1a. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen Latin American Fund would (i) transfer all of its assets and liabilities to Van Kampen Emerging Markets Fund in exchange for Class A, B and C Shares of Van Kampen
         Emerging Markets Fund, (ii) distribute such Class
         A, B and C Shares to its shareholders and (iii) be dissolved.

   2. To transact such other business as may properly be presented at the meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN